UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 12, 1999


                           PACER TECHNOLOGY
        (Exact name of registrant as specified in its charter)


      California              0-8864                  77-0080305
(State or other jurisdiction  (Commission      (I.R.S. Employer of
       incorporation)          File Number)    identification No.)


                          9420 Santa Anita Avenue
                    Rancho Cucamonga, California 91730
                 (Address of principal executive offices)


                             (909) 987-0550
           (Registrant's telephone number, including area code)


                             Not applicable.
     (Former name or former address, if changed since last report.)





                    The Index to Exhibits
                        is on page 4.

                                                            Page 1 of 4.

INFORMATION TO BE INCLUDED IN THE REPORT


Item 4. Changes in Registrant's Certifying Accountant.

   (a) Effective October 12, 1999, the Board of Directors approved the selection of Ernst & Young LLP ("Ernst & Young") and dismissed KPMG LLP ("KPMG") as the registrant's independent accountant. KPMG's audit reports on the registrant's financial statements for the fiscal years ended June 30, 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during fiscal years ending June 30, 1999 and 1998 and the subsequent interim period through October 12, 1999, there were no disagreements between the registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to KPMG's satisfaction, would have caused them to make reference to the subject of such disagreement in connection with their reports. A letter from KPMG is attached as
Exhibit 16 hereto.

(b)  The registrant has not consulted Ernst & Young regarding
  (i)   the application of accounting principles to any transaction,
  (ii) the type of audit opinion that might be rendered on the registrant's financial statements or
  (iii) any disagreement or reportable event.


      SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PACER TECHNOLOGY



Date:  October 18, 1999            By  /s/Laurence Huff


                                   Laurence Huff
                                   Chief Financial Officer

                                                               Page 2 of 4

                           INDEX TO EXHIBITS

                                Exhibit


16      Letter from KPMG LLP to Securities and Exchange
        Commission

                                                               Page 3 of 4

October 18, 1999



Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously principal accountants for Pacer Technology and, under the date of September 3, 1999, we reported on the consolidated financial statements of Pacer Technology and subsidiaries as of and for the years ended June 30, 1999 and 1998. On October 12, 1999, our appointment as principal accountants was terminated. We have read Pacer Technology's statements included under Item 4 of its Form 8-K dated October 12, 1999, and we agree with such statements, except that we are not in a position to agree or disagree with Pacer
Technology's statement that the Board of Directors of Pacer Technology approved the selection of Ernst & Young LLP to replace KPMG LLP as the registrant's independent accountant nor are we in a position to agree or disagree with Pacer Technology's statement that Ernst & Young LLP was not consulted regarding the application of accounting principles to any transaction or the type of audit opinion that might be rendered on Pacer Technology's consolidated financial statements or any disagreement or reportable event.

Very truly yours,


/s/ KPMG LLP
                                                                 Page 4 of 4